UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 780-7389

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02 Unregistered Sales of Equity Securities

Lyocon Acquisition

On January 15, 2026 (the “Closing Date”), Nuburu, Inc. (the “Company”), through Nuburu Subsidiary, Inc. (“Nuburu Subsidiary”), consummated the previously announced acquisition (the “Lyocon Acquisition”) of all of the ownership interests in Lyocon S.r.l. (“Lyocon”), an Italian laser-engineering and photonics company specializing in advanced laser sources, precision optical systems and customized laser platforms, from Paola Zanzola (“PZ”) and Alessandro Sala (“AS” and, together with PZ, the “Sellers”). Pursuant to a Purchase and Sale Agreement (the “Purchase Agreement”), among the Company, Nuburu Subsidiary and the Sellers, the Company paid $2.0 million in consideration (the “Consideration”) to the Sellers, including (i) $750,000 in cash to the Sellers on the Closing Date, and (ii) a subordinated convertible note (each, a “Convertible Note”) in the principal amount of $625,000 to each of the Sellers, which bears no interest, except in the event of a default, and has a maturity date six months after the Closing Date (the “Maturity Date”). At the Maturity Date, the holder of a Convertible Note may elect to convert all or a portion of the outstanding principal amount and accrued interest into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a conversion price of $0.295, which equals the volume-weighted average price (“VWAP”) of the Common Stock during the 60 trading days immediately preceding the Closing Date. At the Maturity Date, the holder of a Convertible Note has the right to request the Company to satisfy all or a portion of the outstanding principal and accrued interest under such Convertible Note in cash. The Company may elect to pay all or a portion of the outstanding principal amount and accrued interest under a Convertible Note in cash in lieu of shares of Common Stock in the event the VWAP of the Common Stock during the 60 trading days immediately preceding the Maturity Date is at least 30% higher than the conversion price.

Under the Purchase Agreement, the Sellers may receive an earn out payment of up to an aggregate of $1,000,000 (the “Earn-out Cap”), which would be earned over a 5-year period, with potential earn-out payments being made at the end of 2028 and the end of 2030, upon achievement of certain milestones.

The Company will also provide $1.0 million in funding to Lyocon in the form of loans or capital contributions, at the Company’s election (the “Funding”), of which $500,000 was paid on the Closing Date, $250,000 is due within 12 months of the Closing Date, and the remaining $250,000 is due within 24 months of the Closing Date, but not later than December 31, 2027. In the event that Nuburu Subsidiary ceases to hold more than a 50% interest in Lyocon, any unpaid Funding amount will become due and payable upon such loss of control of Lyocon. If Nuburu Subsidiary fails to make a Funding payment when due, which is not remedied within 30 days from written notice thereof, the Sellers will be entitled to an earn-out amount of 30% of the Earn-out Cap.

Following the Closing Date, Lyocon is managed by a board of directors (the “Lyocon Board”) nominated by Nuburu Subsidiary; provided that PZ will be designated as a member of the Lyocon Board for an initial term of 3 years, renewable until the expiration of the five-year business plan developed by the parties. The Lyocon Board is now comprised of Dario Barisoni (Chairman and Executive Director), Alessandro Zamboni, and PZ (Executive Director). The Sellers are employed as managers of Lyocon and entitled to participate in a management equity incentive plan under which they may receive equity awards for Common Stock to be issued by the Company. Under the management equity incentive plan, (i) if the share price of Common Stock reaches $0.70 for over 20 consecutive trading days in 2026, the participant is entitled to equity awards equal to 0.07% of the Company’s market cap; (ii) if the share price of Common Stock reaches $1.00 for over 20 consecutive trading days in 2026, the participant is entitled to equity awards equal to 0.10% of the Company’s market cap; or (iii) if the share price of Common Stock reaches $2.00 for over 20 consecutive trading days in 2026, the participant is entitled to equity awards equal to 0.15% of the Company’s market cap. The highest target achieved within 2026 determines the value of the equity award for 2026 for each Seller.

Orbit Acquisition

As previously announced, in October of 2025, the Company entered into an agreement to acquire Orbit S.r.l. (“Orbit”) in tranches. Orbit operates a Software-as-a-Service (SaaS) platform focused on operational resilience, risk intelligence, and mission-critical decision support, and includes recurring, subscription-based revenues, typically structured under multi-month or annual contracts and supported by professional services ancillary to the core platform. Effective as of January 15, 2026, the Company closed on a second tranche of such acquisition, resulting in the Company’s now owning approximately 22% of Orbit.

The Board of Directors of Orbit has been reconstituted and is now comprised of Mr. Zamboni (Chairman and Executive Director), Mr. Barisoni, and Anthony D. Sinnott. This governance structure reflects the Company’s control position and ensures strategic and operational alignment between Orbit and the broader Nuburu group.

Tekne Acquisition

As previously announced, in November of 2025, the Company entered into a letter of intent with Tekne S.p.A. (“Tekne”) regarding (i) the establishment of a “Contratto di Rete” (the “Network Contract”), which is a specific form of joint-venture contractual agreement under Italian law, (ii) the acquisition of an initial 2.9% interest in Tekne, and (iii) provision of EUR 13 million of financial support (the “Shareholder Loan”). Effective as of January 13, 2026, the Company, through its subsidiary, Nuburu Defense, LLC (“Nuburu Defense”), executed definitive agreements implementing the Network Contract, its initial 2.9% investment in Tekne, and the Shareholder Loan.

Network Contract. The Network Contract entered into between Tekne and Nuburu Defense has an initial term ending December 31, 2030, which will be renewed on an annual basis thereafter unless a party terminates in writing at least 30 business days prior to December 31st. The Network Contract programs currently include (i) the Americas Program, pursuant to which Tekne is granting exclusive distribution rights for Tekne’s products and solutions within the Americas to Nuburu Defense; (ii) the NATO MENA APAC Program, pursuant to which Tekne will supply its knowledge, workforce, and production and operational facilities, Nuburu Defense will provide guarantees, use its inventory purchasing hub for the purchase of receivables and bear the expenses in connection with legal, marketing, and representation activities and the establishment of regional production sites, and the parties may pursue joint ventures with local companies; and (iii) the Italy Program, which includes the joint study and proposal to Tekne’s customers of Nuburu Defense’s products, the adoption by Tekne of Nuburu Defense’s operational resilience solutions through Orbit, and the possible implementation of cooperation models similar to the ones used in the NATO MENA APAC Program for orders for Italian customers. Activities under the Network Contract will be governed by a Common Body, which is composed of two representatives from each of Tekne and Nuburu Defense. The Common Body includes Mr. Zamboni and Mr. Barisoni on behalf of Nuburu Defense, and Ambrogio D’Arrezzo and another individual designated by Mr. D’Arrezzo on behalf of Tekne. Decisions require unanimous agreement of the members of the Common Body. Nuburu Defense may also provide consultancy services to Tekne in exchange for 8% of the actual amounts used by Tekne under the Shareholder Loan.

Interest Acquisition. The Company entered into a Share Transfer and Shareholder Convertible Loan Agreement (the “Tekne Purchase Agreement”), with Mr. D’Arrezzo, Carlo Ulacco, and Andrea Lodi, the shareholders of Tekne (collectively, the “Shareholders”), pursuant to which the Company obtained a 2.9% interest in Tekne from Mr. D’Arrezzo and the Company issued to Tekne the Shareholder Loan. Under the Tekne Purchase Agreement, Mr. D’Arrezzo agreed to sell a 2.9% interest in Tekne to the Company or its subsidiary, in exchange for the issuance of a Subordinated Convertible Note in the principal amount of $1,740,000 (the “Tekne Note”) by the Company to Mr. D’Arrezzo. The Tekne Note may be converted into 6,960,000 shares of Common Stock at a fixed conversion price of $0.25 per share of Common Stock. The Tekne Note has a maturity date of January 31, 2027, bears no interest except in the event of a default, and may not be repaid or redeemed in cash. The Tekne Note may either be converted into shares of Common Stock following the receipt of the Italian government regulatory approvals required to approve the acquisition by the Company of a controlling interest in Tekne, or the Tekne Note will be automatically extinguished upon the exercise of put and call options for the required transfer of the 2.9% interest in Tekne from the Company back to Mr. D’Arrezzo, if the required regulatory approvals are not obtained. Upon the transfer of the 2.9% interest to the Company, an Observer will be appointed to Tekne’s board of directors acceptable to the Company, Mr. Sinnott will remain as a director of Tekne, certain administrative structures will be adopted by Tekne, Tekne will evaluate the adoption of Orbit’s “operational resilience” platform, and Tekne’s financial reporting processes will be adjusted to comply with U.S. GAAP.

Shareholder Loan. Under the Tekne Purchase Agreement, the Company issued the Shareholder Loan to Tekne by depositing loaned funds in a bank account pledged by Tekne to the Company. Tekne may use the loan proceeds for certain purposes set forth in the Tekne Purchase Agreement. The Shareholder Loan has a 4% per annum interest rate and a maturity date of January 13, 2027. Tekne may prepay the Shareholder Loan in whole or in part without penalty. The Company may request and obtain full repayment of the Shareholder Loan upon the repeated use of the loan for unapproved purposes, a change of control, or a negative outcome of the Italian government Golden Power review of the Company’s anticipated acquisition of a controlling interest in Tekne. If the required Italian regulatory approvals are obtained, the Company may elect to receive newly issued shares of Tekne equal to a 25% interest in Tekne (the “Capital Increase”) in consideration for issuing the Shareholder Loan. Any early repayment of the Shareholder Loan will not reduce the amount of the Capital Increase that the Company is entitled to make. Following the Capital Increase, the Company would own a 27.9% interest in Tekne and would receive governance rights in Tekne consistent with its ownership percentage in Tekne under new by-laws adopted by Tekne.

The Network Contract, Tekne Purchase Agreement, and Tekne Note supersede and replace all prior agreements entered into by the Shareholders and the Company with respect to the Company’s acquisition of ownership interests in Tekne.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but not limited to: (1) the ability to meet NYSE American listing standards; (2) the impact of the loss of the Company’s patent portfolio through foreclosure; (3) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (4) the inability to access sufficient capital to operate; (5) the inability to recognize the anticipated benefits of acquisitions, including its recent acquisitions of interests in Tekne, Orbit and Lyocon; (6) changes in applicable laws or regulations; (7) adverse economic, business, or competitive factors; (8) volatility in the financial system and markets caused by geopolitical and economic factors; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	January 20, 2026	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman and Co-Chief Executive Officer